Capital City Bank Group, Inc.

Reports Second Quarter 2021 Results

TALLAHASSEE,

Fla. (July 27, 2021) – Capital City Bank Group,

Inc. (NASDAQ: CCBG) today reported net income of $7.4
million, or $0.44 per diluted share, for the second quarter

of 2021 compared to net income of $9.5 million, or $0.56

per diluted share,
for the first quarter of 2021, and $9.1 million, or $0.55

per diluted share,

for the second quarter of 2020.

Net income for the second
quarter of 2021 included a partial pension settlement charge of $2.0 million (pre-tax),

or $0.10 per diluted share (after tax).

For the first six months of 2021, net income totaled

$16.9 million, or $1.00 per diluted share, compared to net income of $13.4
million, or $0.80 per diluted share, for the same period

of 2020.

Our return on average assets (“ROA”) was 0.75% and our

return on average equity (“ROE”) was 9.05% for the second

quarter of
2021.

These metrics were 1.01% and 11.81%

for the first quarter of 2021, respectively,

and 1.10% and 11.03% for the second
quarter of 2020, respectively.

For the first six months of 2021, our ROA was 0.88% and

our ROE was 10.42% compared to 0.85%
and 8.12%, respectively,

for the same period of 2020.

QUARTER HIGHLIGHTS
●

Net interest income grew

6% sequentially

driven by strong loan growth

and higher SBA PPP fees

●

Period-end loan balances (net of SBA PPP balances) grew

by $74 million, or 4.0% sequentially
-

Remaining SBA PPP balances and deferred

fees totaled $80 million and $3.5 million, respectively,

at period-end
●

Strong credit

quality metrics and a net loan loss recovery drove

a negative credit loss provision

of $0.6 million

●

Average deposit balances

grew $148 million, or 4.6% sequentially and

reflected additional stimulus inflows as well as strong
core deposit growth
●

Noninterest expense increased

$1.6 million and included a partial pension settlement charge of $2.0 million – controllable
expenses at CCB continued to be well managed
●

Capital City Home Loans (“CCHL”) contributed $0.0

5

per share

“Challenges remain, but Capital City produced solid results

for both the second quarter and first half of 2021,” said

William G.
Smith, Jr., Chairman,

President and CEO of Capital City Bank Group.

“Excluding PPP loans, our loan portfolio grew $74.3 million

,
or 3.8%, for the quarter with commercial mortgages and

auto finance contributing a majority of the net growth.

Continued
improvement in the economy and favorable credit quality

resulted in a negative credit loss provision of $570,000.

Quarter over
quarter, our fee based businesses performed

well.

Wealth management

revenues increased 6.0%,

and I am pleased to welcome
Capital City Strategic Wealth

(“CCSW” – formerly Strategic Wealth

Group) to our team.

CCSW offers financial planning services
specializing in life insurance solutions and we are excited

about the prospects it brings to our wealth management business.

Debit
and credit card fees were up 10% as consumer spending

gains momentum.

Although mortgage revenues were down for the quarter,
CCHL continues to perform well above its historical norms.

After adjusting for the pension settlement expense of $2.0

million,

our
total expenses were down quarter over quarter and continue

to be well managed.

Our management team focuses on those aspects of
our business we can do something about and strives to

implement strategies that are sustainable and produce long-term value for our
shareowners.

I am optimistic about our future and appreciate your support.”

COVID-19 Update

●

We continue

to closely monitor conditions including the rising case count in some of our communities.
●

We have established

a tentative return to work date for all associates, but we

will adjust as necessary depending on changing
conditions.

●

All of our banking offices have returned to

normal banking hours and lobby services.
●

We are adhering

to national guidelines and local safety ordinances to protect both clients and associates.
●

We continue

to support clients with the Small Business Administration Payment

Protection Program (“SBA PPP”) by actively
assisting with the Round 1 and 2 forgiveness process.

Discussion of Operating

Results

Net Interest Income/Net Interest

Margin

Tax-equivalent

net interest income for the second quarter of 2021 totaled $26.1 million compared to $24.6 million for the first
quarter of 2021 and $25.6 million for the second quarter

of 2020.

Compared to the first quarter of 2021, the increase reflected higher
SBA PPP loan fees of $0.7 million, higher loan interest of

$0.5 million driven by loan growth, and higher investment

securities
income of $0.2 million which reflected deployment

of excess overnight funds into the investment portfolio.

Compared to the second
quarter of 2020, the increase was driven by higher SBA PPP

loan fees of $1.3 million partially offset by

lower interest earned on
investment securities and variable/adjustable rate loans.

For the first six months of 2021, tax-equivalent net interest income totaled
$50.7 million compared to $51.4 million for the same period

of 2020.

The decrease generally reflected lower rates earned on
investment securities and variable/adjustable rate loans

partially offset by higher SBA PPP loan fees and lower

interest expense.

Our net interest margin for the second quarter

of 2021 was 2.89%, an increase of three basis points over

the first quarter of 2021 and
a decrease of 52 basis points from the second quarter

of 2020.

Compared to the first quarter of 2021, the increase was driven by
higher SBA PPP loan fees.

Compared to the second quarter of 2020, the decrease was primarily attributable to downward re-pricing
of earning assets and significant growth in overnight funds (driven by deposit inflows) which negatively impacts our margin
percentage.

For the first six months of 2021, the net interest margin

decreased 72 basis points to 2.87% generally reflective of
downward re-pricing of our earning assets (variable/adjustable rate loans and securities portfolio) partially offset by a

lower cost of
funds and higher SBA PPP loan fees.

Our net interest margin for the second quarter of

2021, excluding the impact of overnight
funds in excess of $200 million, was 3.46%.

Provision for Credit Loss

We recorded

a negative provision for credit losses of $0.6 million for the second quarter of 2021 compared to a negative provision
of $1.0 million for the first quarter of 2021 and provision

expense of $2.0 million for the second quarter of 2020.

For the first six
months of 2021, we recorded a negative provision of

$1.6 million compared to provision expense of $7.0 million

for the same
period of 2020.

The negative provision for the first half of 2021 generally

reflected improving economic conditions and strong net
loan recoveries totaling $0.9 million.

We discuss the allowance

for credit losses further below.

Noninterest Income and Noninterest

Expense

Noninterest income for the second quarter of 2021 totaled

$26.5 million compared to $29.8 million for the first quarter of 2021

and
$30.2 million for the second quarter of 2020.

The aforementioned declines were primarily due to

lower mortgage banking revenues
at CCHL, partially offset by improvements in

wealth management and bank card fees.

The decline in mortgage banking revenues
reflected lower production volume (primarily re-finance

activity) and a lower gain on sale margin.

For the first six months of 2021,
noninterest income totaled $56.3 million compared to

$45.7 million for the same period of 2020 with the increase

driven by the
addition of CCHL mortgage banking revenues late in

the first quarter of 2020,

and higher bank card and wealth management fees
which grew $1.4 million and $1.2 million, respectively

.

Additional detail on CCHL’s

operations and key performance metrics is
provided on page 11.

Noninterest expense for the second quarter of 2021 totaled

$42.1 million compared to $40.5 million for the first quarter of 2021 and
$37.3 million for the second quarter of 2020.

For the first six months of 2021, noninterest expense totaled

$82.6 million compared
to $68.3 million for the same period of 2020.

The $1.6 million increase over the first quarter of 2021

reflected a $2.0 million partial
pension settlement charge that was partially offset

by lower commission expense at CCHL and lower legal fees and other real estate
owned (“OREO”) expense at CCB.

The partial pension settlement charge

was attributable to a higher level of lump sum pay-outs, a
trend that we expect will continue for the remainder of

the year.

Compared to the prior year periods, the increase was primarily attributable to the partial pension settlement charge

of $2.0 million, lower realized loan cost (credit offset

to salary expense), higher
pension plan expense (driven by a lower discount rate

for plan liabilities), and performance based compensation.

Additionally, the
increase for the first half of 2021 reflects the inclusion

of CCHL expenses for a full six month period versus only

four months in
2020.

Income Taxes

We realized income

tax expense of $2.1 million (effective rate of 19

%) for the second quarter of 2021 compared to $2.8 million
(effective rate of 19%) for the first quarter

of 2021 and $2.9 million (effective rate of 18%) for

the second quarter of 2020.

For the
first six months of 2021, we realized income tax

expense of $4.8

million (effective rate of 19%) compared to $4.2 million (effective rate of 20%) for the same period of 2020.

Absent discrete items, we expect our annual effective tax

rate to approximate 18%-19%.

Discussion of Financial Condition

Earning Assets

Average earning

assets totaled $3.624 billion for the second quarter of 2021, an increase of $126.0 million, or 3.6%, over the first
quarter of 2021, and an increase of $286.5 million,

or 8.6%, over the fourth quarter of 2020.

The increase over both prior periods
was primarily driven by higher deposit balances, which funded growth in both overnight funds sold and the investment

portfolio.

Deposit balances increased as a result of strong core deposit growth, in addition to funding retained at the bank from

SBA PPP
loans, and various other stimulus programs.

We maintained

an average net overnight funds (deposits with banks plus FED funds sold less FED funds purchased) sold position of
$818.6 million in the second quarter of 2021 compared to

an average net overnight funds sold position of $814.6 million in the first
quarter of 2021 and $705.1 million in the fourth quarter

of 2020.

The increase compared to both prior periods was driven by

strong
core deposit growth, in addition to pandemic related stimulus programs (see below –
Funding
).

Average loans

held for investment (HFI) decreased $7.6 million, or 0.4%, from the first quarter of 2021 and increased $43.3 million,
or 2.2%, over the fourth quarter of 2020.

Excluding SBA PPP loans, average core loans grew $54.4

million and $90.4 million over
both respective periods and period end loans grew $74.3

million and $97.7 million over both respective periods.

Growth in period
end loans was driven primarily in the commercial

mortgage, indirect, and construction categories.

At June 30, 2021, SBA PPP loan
balances totaled $79.9 million and remaining deferred SBA PPP net loan fees totaled $3.5 million.

SBA PPP loan forgiveness
applications are expected to remain strong for the remainder of 2021.

Allowance for Credit Losses

At June 30, 2021, the allowance for credit losses for

HFI loans totaled $22.2 million compared to $22.0 million

at March 31, 2021
and $23.8 million at December 31, 2020.

Activity within the allowance is provided on Page 9.

At June 30, 2021, the allowance
represented 1.10%

of HFI loans and provided coverage of 434%

of nonperforming loans compared to 1.07%

and 411%,
respectively, at March

31, 2021, and 1.19% and 406%, respectively,

at December 31, 2020.

At June 30, 2021, excluding SBA PPP
loans (100% government guaranteed),

the allowance represented 1.15% of HFI loans compared to

1.30% at December 31, 2020.

Credit Quality

Nonperforming assets (nonaccrual loans and OREO) totaled

$6.3 million at June 30, 2021 compared to $5.5 million at

March 31,
2021 and $6.7 million at December 31, 2020.

Nonaccrual loans totaled $5.1 million at June 30, 2021, a

$0.3 million decrease from
March 31, 2021 and a $0.8 million decrease from

December 31, 2020.

The balance of OREO totaled $1.2 million at June 30, 2021,
a $1.0 million increase over March 31, 2021 and $0.4

million increase over December 31, 2020.

Funding (Deposits/Debt)

Average total

deposits were $3.387 billion for the second quarter of 2021, an increase of $147.8 million, or 4.6%, over the first
quarter of 2021 and $321.2 million, or 10.5%, over

the fourth quarter of 2020.

The strongest growth over both comparable periods
occurred in our noninterest bearing deposits and savings

account balances. Average

public deposits in the second quarter 2021
increased compared to the fourth quarter 2020, but declined

compared to the first quarter 2021 due to the seasonality of these
deposits. Over the past 12 months, multiple government

stimulus programs have been implemented, including those under the
CARES Act and the American Rescue Plan Act, which are

responsible for a large part of the growth in average

deposits. Given
these increases, the potential exists for our deposit levels to be volatile for the remainder of

2021 due to the uncertain timing of the
outflows of the stimulus related balances and the economic

recovery.

It is anticipated that current liquidity levels will remain robust due to our strong overnight funds sold position.

The Bank continues to strategically consider ways to safely

deploy a portion of this
liquidity.

Average short

-term borrowings decreased $15.9 million over the first quarter of

2021 and declined $44.1 million over the fourth
quarter of 2020,

both of which reflected a seasonal fluctuation in warehouse line borrowing needs to support CCHL’s

loans held for
sale.

Capital

Shareowners’ equity was $335.9 million at June 30,

2021 compared to $324.4 million at March 31, 2021 and

$320.8 million at
December 31, 2020.

For the first six months of 2021, shareowners’ equity was positively impacted by net income of $16.9 million,
a $0.9 million increase in fair value of the interest rate

swap related to subordinated debt,

net adjustments totaling $1.0 million
related to transactions under our stock compensation plans,

stock compensation accretion of $0.4 million, and reclassification of
$1.2 million from temporary equity to decrease the redemption value of the non-controlling interest in CCHL.

In addition, $1.6
million was reclassified from accumulated other comprehensive loss to pension expense in conjunction with the partial

pension
settlement charge reflected in earnings, therefore,

the charge had no net effect on equity

.

Shareowners’ equity was reduced by
common stock dividends

of $5.1 million ($0.30 per share) and a $1.8 million decrease in the unrealized gain on investment
securities.

At June 30, 2021, our total risk-based capital ratio was

16.48% compared to 17.20% at March 31, 2021 and 17.30% at

December
31, 2020.

Our common equity tier 1 capital ratio was 13.14%, 13.63%, and 13.71%,

respectively, on these dates.

Our leverage ratio
was 8.84%, 8.97%, and 9.33%, respectively,

on these dates.

All of our regulatory capital ratios exceeded the

threshold to be
designated as “well-capitalized” under the Basel III

capital standards.

Further, our tangible common equity ratio

was 6.19% at June
30, 2021 compared to 6.13% and 6.25% at March

31, 2021 and December 31, 2020,

respectively.

About Capital City Bank Group, Inc.

Capital City Bank Group, Inc. (NASDAQ: CCBG) is one

of the largest publicly traded financial holding companies

headquartered
in Florida and has approximately $4.0 billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management,

trust, merchant services, bankcards, securities brokerage services and life
insurance.

Our bank subsidiary, Capital City

Bank (“CCB”),

was founded in 1895 and now has 57 banking offices

and 86
ATMs/ITMs

in Florida, Georgia and Alabama.

For more information about Capital City Bank Group,

Inc., visit
www.ccbg.com .

FORWARD

-LOOKING STATEMENTS

Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and risks, which could cause our future results to differ

materially.

The following factors, among others, could cause our actual results to differ: the magnitude and duration of the COVID-19

pandemic and its impact on the global economy and financial

market conditions
and our business, results of operations and financial condition,

including the impact of our participation in government programs related to COVID-19; the accuracy of the our financial

statement estimates and assumptions; legislative or regulatory changes;
fluctuations in inflation, interest rates, or monetary policies;

the effects of security breaches and computer

viruses that may affect our
computer systems or fraud related to debit card products; changes in consumer spending and savings habits; our growth and
profitability; the strength of the U.S. economy and the

local economies where we conduct operations; the effects

of a non-diversified
loan portfolio, including the risks of geographic and

industry concentrations; natural disasters, widespread health emergencies,
military conflict, terrorism or other geopolitical events; changes in the stock market and other capital and real estate markets;
customer acceptance of third-party products and services;

increased competition and its effect on pricing; negative

publicity and the
impact on our reputation; technological changes, especially

changes that allow out of market competitors to compete

in our
markets; changes in accounting; and our ability to manage

the risks involved in the foregoing.

Additional factors can be found in our
Annual Report on Form 10-K for the fiscal year ended

December 31, 2020,

and our other filings with the SEC, which are available
at the SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the
Press Release, and we assume no obligation to update

forward-looking statements or the reasons why actual results could differ.

USE OF NON-GAAP FINANCIAL MEASURES

We present a

tangible common equity ratio and a tangible book value per

diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition

activity.

We believe these

measures are useful to investors because it allows
investors to more easily compare our capital adequacy

to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.

(Dollars in Thousands, except per share data) Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Jun 30, 2020
Shareowners' Equity (GAAP) $ 335,880 $ 324,426 $ 320,837 $ 339,425 $ 335,057
Less: Goodwill and Other Intangibles (GAAP) 93,333 89,095 89,095 89,095 89,095
Tangible Shareowners' Equity (non-GAAP) A 242,547 235,331 231,742 250,330 245,962
Total Assets (GAAP) 4,011,459 3,929,884 3,798,071 3,587,041 3,499,524
Less: Goodwill and Other Intangibles (GAAP) 93,333 89,095 89,095 89,095 89,095
Tangible Assets (non-GAAP) B $ 3,918,126 $ 3,840,789 $ 3,708,976 $ 3,497,946 $ 3,410,429
Tangible Common Equity Ratio (non-GAAP) A/B 6.19% 6.13% 6.25% 7.16% 7.21%
Actual Diluted Shares Outstanding (GAAP) C 16,901,375 16,875,719 16,844,997 16,800,563 16,821,743
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 14.35 $ 13.94 $ 13.76 $ 14.90 $ 14.62

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Six Months Ended
(Dollars in thousands, except per share data) Jun 30, 2021 Mar 31, 2021 Jun 30, 2020 Jun 30, 2021 Jun 30, 2020
EARNINGS
Net Income Attributable to Common Shareowners $ 7,427 $ 9,506 $ 9,146 $ 16,933 $ 13,433
Diluted Net Income Per Share $ 0.44 $ 0.56 $ 0.55 $ 1.00 $ 0.80
PERFORMANCE
Return on Average Assets 0.75% 1.01% 1.10% 0.88% 0.85%
Return on Average Equity 9.05 11.81 11.03 10.42 8.12
Net Interest Margin 2.89 2.85 3.41 2.87 3.59
Noninterest Income as % of Operating Revenue 50.47 54.90 54.26 52.73 47.13
Efficiency Ratio 80.18% 74.36% 66.90% 77.22% 70.30%
CAPITAL ADEQUACY
Tier 1 Capital

15.44% 16.08% 16.59% 15.44% 16.59%
Total Capital

16.48 17.20 17.60 16.48 17.60
Leverage

8.84 8.97 10.12 8.84 10.12
Common Equity Tier 1 13.14 13.63 14.01 13.14 14.01
Tangible Common Equity
(1)
6.19 6.13 7.21 6.19 7.21
Equity to Assets 8.37% 8.26% 9.57% 8.37% 9.57%
ASSET QUALITY
Allowance as % of Non-Performing Loans 433.93% 410.78% 322.37% 433.93% 322.37%
Allowance as a % of Loans HFI 1.10 1.07 1.11 1.10 1.11
Net Charge-Offs as % of Average Loans

HFI
(0.07) (0.10) 0.05 (0.08) 0.14
Nonperforming Assets as % of Loans HFI and OREO 0.31 0.27 0.40 0.31 0.40
Nonperforming Assets as % of Total Assets 0.16% 0.14% 0.23% 0.16% 0.23%
STOCK PERFORMANCE
High

$ 27.39 $ 28.98 $ 23.99 $ 28.98 $ 30.62
Low 24.55 21.42 16.16 21.42 15.61
Close $ 25.79 $ 26.02 $ 20.95 $ 25.79 $ 20.95
Average Daily Trading

Volume
28,958 30,303 49,569 29,620 45,089
(1)

Tangible common equity ratio is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to

Page 5.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2021 2020
(Dollars in thousands) Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter
ASSETS
Cash and Due From Banks $ 78,894 $ 73,973 $ 67,919 $ 76,509 $ 75,155
Funds Sold and Interest Bearing Deposits 766,920 851,910 860,630 626,104 513,273
Total Cash and Cash Equivalents 845,814 925,883 928,549 702,613 588,428
Investment Securities Available for Sale 480,890 406,245 324,870 328,253 341,180
Investment Securities Held to Maturity 325,559 199,109 169,939 202,593 232,178

Total Investment Securities
806,449 605,354 494,809 530,846 573,358
Loans Held for Sale ("HFS")
80,821 82,081 114,039 116,561 76,610
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 292,953 413,819 393,930 402,997 421,270
Real Estate - Construction 149,884 138,104 135,831 125,804 117,794
Real Estate - Commercial 707,599 669,158 648,393 656,064 662,434
Real Estate - Residential 362,018 358,849 342,664 335,713 353,831
Real Estate - Home Equity 190,078 202,099 205,479 197,363 194,479
Consumer 298,464 267,666 269,520 268,393 266,417
Other Loans 6,439 7,082 9,879 10,488 4,883
Overdrafts 1,227 950 730 1,339 1,069
Total Loans Held for Investment 2,008,662 2,057,727 2,006,426 1,998,161 2,022,177
Allowance for Credit Losses (22,175) (22,026) (23,816) (23,137) (22,457)
Loans Held for Investment, Net 1,986,487 2,035,701 1,982,610 1,975,024 1,999,720
Premises and Equipment, Net 85,745 86,370 86,791 87,192 87,972
Goodwill and Other Intangibles 93,333 89,095 89,095 89,095 89,095
Other Real Estate Owned 1,192 110 808 1,227 1,059
Other Assets 111,618 105,290 101,370 84,483 83,282
Total Other Assets 291,888 280,865 278,064 261,997 261,408
Total Assets $ 4,011,459 $ 3,929,884 $ 3,798,071 $ 3,587,041 $ 3,499,524
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,552,864 $ 1,473,891 $ 1,328,809 $ 1,378,314 $ 1,377,033
NOW Accounts 970,705 993,571 1,046,408 827,506 808,244
Money Market Accounts 280,805 269,041 266,649 247,823 240,754
Regular Savings Accounts 539,477 518,373 474,100 451,944 423,924
Certificates of Deposit 103,070 103,232 101,594 103,859 105,041
Total Deposits 3,446,921 3,358,108 3,217,560 3,009,446 2,954,996
Short-Term Borrowings 47,200 55,687 79,654 90,936 63,958
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 1,720 1,829 3,057 5,268 5,583
Other Liabilities 105,534 109,487 102,076 71,880 75,702
Total Liabilities 3,654,262 3,577,998 3,455,234 3,230,417 3,153,126
Temporary Equity 21,317 27,460 22,000 17,199 11,341
SHAREOWNERS' EQUITY
Common Stock 169 169 168 168 168
Additional Paid-In Capital 33,560 32,804 32,283 31,425 31,575
Retained Earnings 345,574 335,324 332,528 333,545 328,570
Accumulated Other Comprehensive Loss, Net of Tax (43,423) (43,871) (44,142) (25,713) (25,256)
Total Shareowners' Equity 335,880 324,426 320,837 339,425 335,057
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,011,459 $ 3,929,884 $ 3,798,071 $ 3,587,041 $ 3,499,524
OTHER BALANCE SHEET DATA
Earning Assets $ 3,662,852 $ 3,597,071 $ 3,475,904 $ 3,271,672 $ 3,185,418
Interest Bearing Liabilities 1,995,864 1,994,620 2,024,349 1,780,223 1,700,391
Book Value Per Diluted Share $ 19.87 $ 19.22 $ 19.05 $ 20.20 $ 19.92
Tangible Book Value

Per Diluted Share
(1)
14.35 13.94 13.76 14.90 14.62
Actual Basic Shares Outstanding 16,874 16,852 16,791 16,761 16,780
Actual Diluted Shares Outstanding 16,901 16,876 16,845 16,801 16,822
(1)

Tangible book value per diluted share is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to Page 5.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2021 2020 June 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2021 2020
INTEREST INCOME
Interest and Fees on Loans $ 24,582 $ 23,350 $ 23,878 $ 23,594 $ 23,687 $ 47,932 $ 47,280
Investment Securities 2,054 1,883 2,096 2,426 2,737 3,937 5,752
Funds Sold 200 213 180 146 88 413 845
Total Interest Income 26,836 25,446 26,154 26,166 26,512 52,282 53,877
INTEREST EXPENSE
Deposits 208 208 201 190 218 416 1,157
Short-Term Borrowings 324 412 639 498 421 736 553
Subordinated Notes Payable 308 307 311 316 374 615 845
Other Long-Term Borrowings 16 21 30 40 41 37 91
Total Interest Expense 856 948 1,181 1,044 1,054 1,804 2,646
Net Interest Income 25,980 24,498 24,973 25,122 25,458 50,478 51,231
Provision for Credit Losses (571) (982) 1,342 1,308 2,005 (1,553) 6,995
Net Interest Income after Provision for Credit Losses 26,551 25,480 23,631 23,814 23,453 52,031 44,236
NONINTEREST INCOME
Deposit Fees 4,236 4,271 4,713 4,316 3,756 8,507 8,771
Bank Card Fees 3,998 3,618 3,462 3,389 3,142 7,616 6,193
Wealth Management Fees 3,274 3,090 3,069 2,808 2,554 6,364 5,158
Mortgage Banking Revenues 13,217 17,125 17,711 22,983 19,397 30,342 22,650
Other

1,748 1,722 1,568 1,469 1,350 3,470 2,905
Total Noninterest Income 26,473 29,826 30,523 34,965 30,199 56,299 45,677
NONINTEREST EXPENSE
Compensation 25,378 26,064 26,722 26,164 23,658 51,442 43,394
Occupancy, Net 5,973 5,967 5,976 5,906 5,798 11,940 10,777
Other Real Estate, Net (270) (118) 567 219 116 (388) (682)
Pension Adjustment 2,000 - - - - 2,000 -
Other

9,042 8,563 8,083 8,053 7,731 17,605 14,783
Total Noninterest Expense 42,123 40,476 41,348 40,342 37,303 82,599 68,272
OPERATING PROFIT 10,901 14,830 12,806 18,437 16,349 25,731 21,641
Income Tax Expense 2,059 2,787 2,833 3,165 2,950 4,846 4,232
Net Income 8,842 12,043 9,973 15,272 13,399 20,885 17,409
Pre-Tax Income Attributable to Noncontrolling Interest (1,415) (2,537) (2,227) (4,875) (4,253) (3,952) (3,976)
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 7,427 $ 9,506 $ 7,746 $ 10,397 $ 9,146 $ 16,933 $ 13,433
PER COMMON SHARE
Basic Net Income $ 0.44 $ 0.56 $ 0.46 $ 0.62 $ 0.55 $ 1.00 $ 0.80
Diluted Net Income 0.44 0.56 0.46 0.62 0.55 1.00 0.80
Cash Dividend

$ 0.15 $ 0.15 $ 0.15 $ 0.14 $ 0.14 $ 0.30 $ 0.28
AVERAGE

SHARES
Basic

16,858 16,838 16,763 16,771 16,797 16,848 16,803
Diluted

16,885 16,862 16,817 16,810 16,839 16,874 16,844

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES

("ACL")
AND RISK ELEMENT ASSETS
Unaudited
2021 2020 June 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2021 2020
ACL - HELD FOR INVESTMENT
Balance at Beginning of Period $ 22,026 $ 23,816 $ 23,137 $ 22,457 $ 21,083 $ 23,816 $ 13,905
Impact of Adopting ASC 326 (CECL) - - - - - - 3,269
Provision for Credit Losses (184) (2,312) 1,165 1,265 1,615 (2,496) 6,605
Net Charge-Offs (Recoveries) (333) (522) 486 585 241 (855) 1,322
Balance at End of Period $ 22,175 $ 22,026 $ 23,816 $ 23,137 $ 22,457 $ 22,175 $ 22,457
As a % of Loans HFI 1.10% 1.07% 1.19% 1.16% 1.11% 1.10% 1.11%
As a % of Nonperforming Loans 433.93% 410.78% 405.66% 420.30% 322.37% 433.93% 322.37%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 2,974 $ 1,644 $ 1,467 $ 1,424 $ 1,033 $ 1,644 $ 157
Impact of Adopting ASC 326 (CECL) - - - - - - 876
Provision for Credit Losses

(387) 1,330 177 43 391 943 391
Balance at End of Period
(1)
2,587 2,974 1,644 1,467 1,424 2,587 1,424
CHARGE-OFFS
Commercial, Financial and Agricultural $ 32 $ 69 $ 104 $ 137 $ 186 $ 101 $ 548
Real Estate - Construction - - - - - - -
Real Estate - Commercial - - - 17 - - 11
Real Estate - Residential 65 6 38 1 1 71 111
Real Estate - Home Equity 74 5 10 58 52 79 83
Consumer 230 564 668 619 634 794 1,498
Overdrafts 440 492 564 450 541 932 1,243
Total Charge-Offs $ 841 $ 1,136 $ 1,384 $ 1,282 $ 1,414 $ 1,977 $ 3,494
RECOVERIES
Commercial, Financial and Agricultural $ 103 $ 136 $ 64 $ 74 $ 74 $ 239 $ 114
Real Estate - Construction - - 50 - - - -
Real Estate - Commercial 26 645 27 30 70 671 261
Real Estate - Residential 244 75 153 35 51 319 91
Real Estate - Home Equity 70 124 40 41 64 194 97
Consumer 332 311 306 280 365 643 633
Overdrafts 399 367 258 237 549 766 976
Total Recoveries $ 1,174 $ 1,658 $ 898 $ 697 $ 1,173 $ 2,832 $ 2,172
NET CHARGE-OFFS (RECOVERIES) $ (333) $ (522) $ 486 $ 585 $ 241 $ (855) $ 1,322
Net Charge-Offs as a % of Average

Loans HFI
(2)
(0.07)% (0.10)% 0.09% 0.11% 0.05% (0.08)% 0.14%
RISK ELEMENT ASSETS
Nonaccruing Loans $ 5,110 $ 5,362 $ 5,871 $ 5,505 $ 6,966
Other Real Estate Owned 1,192 110 808 1,227 1,059
Total Nonperforming Assets ("NPAs") $ 6,302 $ 5,472 $ 6,679 $ 6,732 $ 8,025
Past Due Loans 30-89 Days

$ 3,745 $ 2,622 $ 4,594 $ 3,191 $ 2,948
Past Due Loans 90 Days or More - - - - -
Classified Loans 19,397 20,608 17,631 16,772 17,091
Performing Troubled Debt Restructurings $ 8,992 $ 13,597 $ 13,887 $ 14,693 $ 15,133
Nonperforming Loans as a % of Loans HFI 0.25% 0.26% 0.29% 0.28% 0.34%
NPAs as a % of Loans HFI and Other Real Estate 0.31% 0.27% 0.33% 0.34% 0.40%
NPAs as a % of

Total Assets
0.16% 0.14% 0.18% 0.19% 0.23%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Second Quarter 2021 First Quarter 2021 Fourth Quarter 2020 Third Quarter 2020 Second Quarter 2020 Jun 2021 YTD Jun 2020 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 77,101 $ 566 2.94% $ 106,242 $ 970 3.70% $ 121,052 $ 878 3.85% $ 92,522 671 3.64% $ 74,965 $ 550 3.41% $ 91,591 $ 1,536 3.38% $ 55,181 $ 906 3.30%
Loans Held for Investment
(1)
2,036,781 24,095 4.74 2,044,363 22,483 4.46 1,993,470 23,103 4.55 2,005,178 23,027 4.53 1,982,960 23,235 4.70 2,040,551 46,578 4.71 1,915,370 46,571 4.89
Investment Securities
Taxable Investment Securities 687,882 2,036 1.18 528,842 1,863 1.41 513,277 2,072 1.61 553,395 2,401 1.73 601,509 2,708 1.80 608,801 3,899 1.28 615,511 5,703 1.86
Tax-Exempt Investment Securities
(1)
3,530 23 2.58 3,844 25 2.61 4,485 30 2.71 4,860 32 2.66 5,865 37 2.51 3,686 48 2.60 5,579 62 2.20
Total Investment Securities 691,412 2,059 1.19 532,686 1,888 1.42 517,762 2,102 1.62 558,255 2,433 1.74 607,374 2,745 1.81 612,487 3,947 1.29 621,090 5,765 1.86
Funds Sold 818,616 200 0.10 814,638 214 0.11 705,125 180 0.10 567,883 146 0.10 351,473 88 0.10 816,638 414 0.10 292,922 845 0.58
Total Earning Assets 3,623,910 $ 26,920 2.98% 3,497,929 $ 25,555 2.96% 3,337,409 $ 26,263 3.14% 3,223,838 $ 26,277 3.25% 3,016,772 $ 26,618 3.55% 3,561,267 $ 52,475 2.97% 2,884,563 $ 54,087 3.77%
Cash and Due From Banks 74,076 68,978 73,968 69,893 72,647 71,541 64,802
Allowance for Loan Losses (22,794) (24,128) (23,725) (22,948) (21,642) (23,457) (18,015)
Other Assets 281,157 278,742 264,784 268,549 261,449 279,956 252,657
Total Assets $ 3,956,349 $ 3,821,521 $ 3,652,436 $ 3,539,332 $ 3,329,226 $ 3,889,307 $ 3,184,007
LIABILITIES:
Interest Bearing Deposits
NOW Accounts $ 966,649 $ 74 0.03% $ 985,517 $ 76 0.03% $ 879,564 $ 66 0.03% $ 826,776 $ 61 0.03% $ 789,378 $ 78 0.04% $ 976,031 $ 150 0.03% $ 799,094 $ 803 0.20%
Money Market Accounts 272,138 33 0.05 269,829 33 0.05 261,543 34 0.05 247,185 32 0.05 222,377 40 0.07 270,990 66 0.05 217,295 157 0.15
Savings Accounts 529,844 64 0.05 492,252 60 0.05 466,116 57 0.05 438,762 54 0.05 409,366 50 0.05 511,152 124 0.05 394,301 96 0.05
Time Deposits 102,995 37 0.15 102,089 39 0.15 102,809 44 0.17 104,522 43 0.16 104,718 50 0.19 102,544 76 0.15 105,130 101 0.19
Total Interest Bearing Deposits 1,871,626 208 0.04% 1,849,687 208 0.05% 1,710,032 201 0.05% 1,617,245 190 0.05% 1,525,839 218 0.06% 1,860,717 416 0.05% 1,515,820 1,157 0.15%
Short-Term Borrowings 51,152 324 2.54% 67,033 412 2.49% 95,280 639 2.67% 74,557 498 2.66% 73,377 421 2.31% 59,049 736 2.51% 53,146 553 2.09%
Subordinated Notes Payable 52,887 308 2.30 52,887 307 2.32 52,887 311 2.30 52,887 316 2.34 52,887 374 2.80 52,887 615 2.31 52,887 845 3.16
Other Long-Term Borrowings 1,762 16 3.38 2,736 21 3.18 3,700 30 3.18 5,453 40 2.91 5,766 41 2.84 2,246 37 3.26 6,039 91 3.03
Total Interest Bearing Liabilities 1,977,427 $ 856 0.17% 1,972,343 $ 948 0.19% 1,861,899 $ 1,181 0.25% 1,750,142 $ 1,044 0.24% 1,657,869 $ 1,054 0.26% 1,974,899 $ 1,804 0.18% 1,627,892 $ 2,646 0.33%
Noninterest Bearing Deposits 1,515,726 1,389,821 1,356,104 1,354,032 1,257,614 1,453,121 1,152,251
Other Liabilities 107,801 111,050 74,605 83,192 72,073 109,417 65,830
Total Liabilities 3,600,954 3,473,214 3,292,608 3,187,366 2,987,556 3,537,437 2,845,973
Temporary Equity 26,355 21,977 16,154 11,893 8,155 24,178 5,331
SHAREOWNERS' EQUITY: 329,040 326,330 343,674 340,073 333,515 327,692 332,703
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 3,956,349 $ 3,821,521 $ 3,652,436 $ 3,539,332 $ 3,329,226 $ 3,889,307 $ 3,184,007
Interest Rate Spread $ 26,064 2.81% $ 24,607 2.77% $ 25,082 2.88% $ 25,233 3.01% $ 25,564 3.30% $ 50,671 2.79% $ 51,441 3.44%
Interest Income and Rate Earned
(1)
26,920 2.98 25,555 2.96 26,263 3.14 26,277 3.25 26,618 3.55 52,475 2.97 54,087 3.77
Interest Expense and Rate Paid
(2)
856 0.09 948 0.11 1,181 0.14 1,044 0.13 1,054 0.14 1,804 0.10 2,646 0.18
Net Interest Margin $ 26,064 2.89% $ 24,607 2.85% $ 25,082 3.00% $ 25,233 3.12% $ 25,564 3.41% $ 50,671 2.87% $ 51,441 3.59%
(1)

Interest and average rates are calculated

on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.

CAPITAL CITY HOME

LOANS
MORTGAGE BANKING ACTIVITY
Unaudited
Three Months Ended Six Months Ended
(Dollars in thousands) Jun 30, 2021 Mar 31, 2021 Jun 30, 2020 Jun 30, 2021 Jun 30, 2020
Net Interest Income $ 19 $ (153) $ 109 $ (134) $ 125
Mortgage Banking Fees 13,116 16,846 19,156 29,962 21,271
Other

425 426 203 851 299
Total Noninterest

Income
13,541 17,272 19,359 30,813 21,570
Salaries 8,538 10,276 8,381 18,814 10,623
Other Associate Benefits 210 221 204 431 253
Total Compensation 8,748 10,497 8,585 19,245 10,876
Occupancy, Net 854 861 768 1,715 999
Other

1,359 1,101 1,248 2,460 1,705
Total Noninterest

Expense
10,961 12,459 10,601 23,420 13,580
Operating Profit $ 2,599 $ 4,660 $ 8,867 $ 7,259 $ 8,115
Key Performance Metrics
Total Loans Closed $ 406,859 $ 463,126 $ 407,118 $ 869,985 $ 510,008
Total Loans Closed

- Mix
Purchase 76% 60% 51% 68% 53%
Refinance 24% 40% 49% 32% 47%